                      THE CASH MANAGEMENT TRUST OF AMERICA
                    THE U.S. TREASURY MONEY FUND OF AMERICA
                      THE TAX-EXEMPT MONEY FUND OF AMERICA

                                     Part B
                      Statement of Additional Information

                                December 1, 2004

                         (as supplemented April 1, 2005)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Cash Management Trust of America ("CMTA"), The U.S. Treasury Money Fund of America ("CTRS") and The Tax-Exempt Money Fund of America ("CTEX") dated December 1, 2004. The prospectus may be obtained from your financial adviser or by writing to the funds at the following address:

                      The Cash Management Trust of America
                    The U.S. Treasury Money Fund of America
                      The Tax-Exempt Money Fund of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.


                               TABLE OF CONTENTS


Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        3
Fundamental policies and investment restrictions. . . . . . . . . .        8
Management of the funds . . . . . . . . . . . . . . . . . . . . . .       14
Execution of portfolio transactions . . . . . . . . . . . . . . . .       34
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       36
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       39
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       43
Shareholder account services and privileges . . . . . . . . . . . .       43
General information . . . . . . . . . . . . . . . . . . . . . . . .       46
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50
Financial statements




                          Money Market Funds -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of each fund's net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


THE CASH MANAGEMENT TRUST OF AMERICA

     DEBT SECURITIES

     .The fund will invest substantially all of its assets in securities rated in the highest short-term rating categories (i.e., Prime-1, A-1).

     MATURITY

     . The fund currently intends (over the next twelve months) to maintain a dollar-weighted average portfolio maturity of approximately 35 days or less.

THE U.S. TREASURY MONEY FUND OF AMERICA

     U.S. TREASURY SECURITIES

     . The fund will invest substantially all of its assets in U.S. Treasury securities.

     MATURITY

     . The fund currently intends (over the next twelve months) to maintain a dollar-weighted average portfolio maturity of approximately 86 days or less.

THE TAX-EXEMPT MONEY FUND OF AMERICA

     TAX-EXEMPT SECURITIES

     . The fund will invest at least 80% of its assets in securities the interest on which is exempt from federal income tax.

     DEBT SECURITIES

     . The fund may invest up to 20% of its assets in securities that are subject to alternative minimum taxes.

     . The fund will invest substantially all of its assets in securities rated in the highest short-term rating categories (i.e., Prime-1, A-1).

     MATURITY

     . The fund currently intends (over the next twelve months) to maintain a dollar-weighted average portfolio maturity of approximately 60 days or less.

                        *     *     *     *     *     *

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


                          Money Market Funds -- Page 2

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."


INVESTMENT POLICIES -- CMTA and CTEX may invest in securities that are rated in the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees ("eligible securities"). The nationally recognized statistical rating organizations currently rating instruments of the type each fund may purchase include Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Ratings. Subsequent to its purchase, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such securities from a fund's portfolio, but Capital Research and Management Company (the "investment adviser") will consider such an event in its determination of whether the fund should continue to hold the securities. Investments in eligible securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated eligible securities not determined by the Board of Trustees to be of comparable quality to those rated in the highest category, will be limited to 5% of a fund's total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of a fund's total assets or $1,000,000. CMTA's current policy is to invest only in instruments rated in the highest short-term rating categories by Moody's and S&P. If such instruments are unrated, they must be issued, guaranteed or insured by the United States or Canadian governments, their agencies or instrumentalities. CTEX's current policy is to invest in instruments rated in the highest short-term rating categories by Moody's and S&P. CTEX may purchase an instrument rated only by Moody's or S&P; however, if short-term ratings are available from other rating agencies, then at least one of the other ratings also must be in the highest category. CTRS invests exclusively in U.S. Treasury securities, which are of the highest credit quality.


THE CASH MANAGEMENT TRUST OF AMERICA
------------------------------------

CMTA may invest in the short-term securities described below:


COMMERCIAL PAPER -- Short-term notes issued by companies, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper).


COMMERCIAL BANK OBLIGATIONS -- Certificates of deposit (interest-bearing time deposits), bank notes, bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) representing direct or contingent obligations of commercial banks with assets in excess of $1 billion, based on latest published reports, or obligations issued by commercial banks with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U.S. government. Commercial banks issuing obligations in which CMTA invests must be on an approved list that is monitored on a regular basis.


SAVINGS ASSOCIATION OBLIGATIONS -- Bank notes and certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have assets in excess of $1 billion, based on latest published reports, or obligations issued by institutions with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U.S.


                          Money Market Funds -- Page 3
government. Savings associations issuing obligations in which CMTA invests must be on an approved list that is monitored on a regular basis.


U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


CORPORATE BONDS AND NOTES -- Corporate obligations include those that mature, or may be redeemed by CMTA, in 13 months or less. These obligations may originally have been issued with maturities in excess of 13 months. CMTA currently may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top rating category and long-term ratings of A or better, in each case by Moody's or S&P. See the appendix for a description of high-quality ratings by Moody's and S&P.


REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in


                          Money Market Funds -- Page 4
connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


THE U.S. TREASURY MONEY FUND OF AMERICA AND THE TAX-EXEMPT MONEY FUND OF AMERICA
--------------------------------------------------------------------------------

LOANS OF PORTFOLIO SECURITIES -- Each fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. Each fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. Each fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. Each fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.


REPURCHASE AGREEMENTS -- Although neither CTRS nor CTEX has a current intention of doing so during the next 12 months, each fund is authorized to enter into repurchase agreements, subject to the standards applicable to CMTA's repurchase agreement transactions as described above.


THE TAX-EXEMPT MONEY FUND OF AMERICA
------------------------------------

MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


                          Money Market Funds -- Page 5

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.


SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX -- The funds may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax. Therefore, while each fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.


TEMPORARY TAXABLE INVESTMENTS -- A portion of CTEX's assets, which normally will be less than 20%, may be invested in high-quality taxable short-term securities. Such temporary investments may include: (a) obligations of the U.S. Treasury;
(b) obligations of agencies and instrumentalities of the U.S. government; and
(c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper and bankers' acceptances. These investments may be made when deemed advisable for temporary defensive purposes or when the investment adviser believes there is an unusual disparity between the after-tax income available on taxable investments and the income available on tax-exempt securities.


THE CASH MANAGEMENT TRUST OF AMERICA, THE U.S. TREASURY MONEY FUND OF AMERICA
-----------------------------------------------------------------------------
AND THE TAX-EXEMPT MONEY FUND OF AMERICA
----------------------------------------

MONEY MARKET INSTRUMENTS -- The funds invest in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months or less in the case of U.S. government securities). For CMTA, they include: (a) commercial paper (notes issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)),
(b) commercial bank obligations, such as certificates of deposit, bank notes and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (c) savings association and savings bank obligations, (d) securities of the U.S. government, its agencies or instrumentalities, and (e) corporate bonds and notes. CMTA may invest in securities issued by non-U.S. entities or in securities with credit and liquidity support features provided by non-U.S. entities. Since these securities are issued by entities that may have substantial operations outside the United States, they may involve additional risks and considerations. These securities may be affected by unfavorable political, economic or governmental developments that could affect the repayment of principal or payment of interest. Securities of U.S. issuers with substantial operations outside the United States may also be subject to similar risks.


CTRS may invest in instruments that include U.S. Treasury bills, notes and bonds. CTEX invests in money market instruments that are issued by states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("municipalities") to obtain funds for various public purposes. CTEX may purchase various types of municipal securities, including tax, bond, revenue, grant anticipation notes, construction loan


                          Money Market Funds -- Page 6
notes, municipal commercial paper, general obligation bonds, revenue bonds and industrial development bonds. In addition, CTEX may invest in municipal securities that are supported by credit and liquidity enhancements, including letters of credit from domestic and non-U.S. banks and other financial institutions. Changes in the credit quality of these institutions could cause the fund to experience a loss and may affect its share price. To the extent that the credit quality of these institutions is downgraded, investments in such securities could increase the level of illiquidity of the fund's portfolio for the remaining maturity of the instruments.


VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the funds may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.


PUT SECURITIES -- CMTA and CTEX may purchase securities that provide for the right to resell them to the issuer, a bank or a broker-dealer, typically at the par value plus accrued interest within a specified period of time prior to maturity. This right is commonly known as a "put" or a "demand feature." The funds may pay a higher price for such securities than would otherwise be paid for the same security without such a right. The funds will enter into these transactions only with issuers, banks or broker-dealers that are determined by the investment adviser to present minimal credit risks. If an issuer, bank or broker-dealer should default on its obligation to repurchase, the funds may be unable to recover all or a portion of any loss sustained. There is no specific limit on the extent to which the funds may invest in such securities.


MATURITY -- Each fund determines its net asset value using the penny-rounding method, according to rules of the Securities and Exchange Commission, which permits it to maintain a constant net asset value of $1.00 per share under normal conditions. In accordance with rule 2a-7 under the Investment Company Act of 1940, as amended, each fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 13 months or less (25 months or less in the case of U.S. government securities) determined in accordance with procedures established by the Board of Trustees to present minimal credit risks. For this purpose, certain variable and floating rate obligations and put securities which may otherwise have stated maturities in excess of 13 months (25 months in the case of U.S. government securities) will be deemed to have remaining maturities equal to the period remaining until each next readjustment of the interest rate or until the fund is entitled to repayment or repurchase of the security. CMTA, CTRS and CTEX currently intend (over the next twelve months) to maintain dollar-weighted average portfolio maturities of approximately 35 days or less, 86 days or less and 60 days or less, respectively.


FORWARD COMMITMENTS -- The funds may enter into commitments to purchase or sell securities at a future date. When the funds agree to purchase such securities, they assume the risk of any decline in value of the security from the date of the agreement. When the funds agree to sell such securities, they do not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the funds could miss a favorable price or yield opportunity, or could experience a loss.


The funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment


                          Money Market Funds -- Page 7
obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- Each fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the funds.


CMTA may not:
         ---


1. Invest its assets in issues, other than those of the U.S. government, its agencies or instrumentalities, obligations of commercial banks and savings institutions with total assets in excess of $1 billion, commercial paper, and investment-grade corporate obligations - all maturing in one year or less. CMTA may, however, invest in obligations issued by commercial banks and savings institutions with assets of less than $1 billion if the principal amounts of such obligations are fully insured by the U. S. government;

2. Invest more than 5% of its total assets in the securities of any one issuer, except the U.S. government, its agencies and instrumentalities. With respect to 25% of total assets, commercial banks are excluded from this 5% limitation;

3. Invest more than 25% of total assets in the securities of issuers in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities are considered separate industries for purposes of this restriction. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. In addition, CMTA may, if deemed advisable, invest more than 25% of its assets in the obligations of commercial banks;

 4. Enter into any repurchase agreement if, as a result, more than 10% of total assets would be subject to repurchase agreements maturing in more than seven days;

 5. Make loans to others except for the purchase of debt securities or entering into repurchase agreements as listed above;


                          Money Market Funds -- Page 8

6. Borrow money, except from banks for temporary purposes and then in an amount not in excess of 33-1/3% of total assets. This borrowing power is reserved to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not included for investment purposes;

7. Pledge more than 15% of its assets and then only to secure temporary borrowings from banks;

8.   Sell securities short;

9.   Invest in puts, calls, straddles, spreads or any combination thereof;

10. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate, or commodities;

11.  Engage in the underwriting of securities issued by others.

Notwithstanding Investment Restriction #9, the fund may invest in securities with put and call features.


NONFUNDAMENTAL POLICIES -- The following policies are nonfundamental and may be changed by the Board of Trustees without shareholder approval.


For purposes of Investment Restriction #1, CMTA currently invests only in high quality obligations in accordance with rule 2a-7 under the 1940 Act, as described in the prospectus. (CMTA will notify shareholders 180 days in advance in the event it no longer is required to adhere to rule 2a-7 and it intends to stop relying on the rule.)


For purposes of Investment Restriction #2, the fund may invest more than 5% of its total assets in the securities of any one issuer only to the extent allowed under rule 2a-7 of the 1940 Act.


For purposes of Investment Restriction #3, CMTA will not invest 25% or more of total assets in the securities of issuers in the same industry. Additionally, for purposes of Investment Restriction #3, the investment adviser currently interprets the term "commercial banks" to mean domestic branches of U.S. banks.


CMTA may not issue senior securities, except as permitted by the 1940 Act.


CTRS may not:
         ---


 1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment (a) with respect to 75% of CTRS' total assets, more than 5% of CTRS' total assets would be invested in securities of the issuer, or (b) CTRS would hold more than 10% of any class of securities or of the total securities of the issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

 2. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, CTRS may invest in securities secured by real estate or interests therein;


                          Money Market Funds -- Page 9

 3. Acquire securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of CTRS' total assets;

 4. Make loans to others, except by the purchase of debt securities, entering into repurchase agreements or making loans of portfolio securities;

 5.  Sell securities short;

 6. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales of securities;

 7. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of CTRS' total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes. In the event that the asset coverage for CTRS' borrowings falls below 300%, CTRS will reduce within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage, and except that CTRS may enter into reverse repurchase agreements, provided that reverse repurchase agreements and any other transactions constituting borrowing by CTRS may not exceed one-third of CTRS' total assets;

 8. Mortgage, pledge, or hypothecate its assets, except in an amount up to 5% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

 9. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer in accordance with CTRS' investment objective, policies and restrictions, and later resale, may be deemed to be an underwriting;

10. Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

11. Buy or sell commodities or commodity contracts (including futures contracts) or oil, gas or other mineral exploration or development programs;

12. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that this shall not prevent the purchase of securities which have "put" or "stand-by commitment" features;

13. Purchase or retain the securities of any issuer, if, to the knowledge of CTRS, those individual officers and Board members of CTRS, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest more than 5% of the value of CTRS' total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors;

15. Invest 25% or more of total assets in the securities of issuers in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and


                         Money Market Funds -- Page 10
telephone utilities are considered separate industries for purposes of this restriction. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% or more limitation on industry concentration. In addition, CTRS may, if deemed advisable, invest 25% or more of its assets in the obligations of commercial banks.

Notwithstanding Investment Restriction #10, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.


NONFUNDAMENTAL POLICIES -- The following policies are nonfundamental and may be changed by the Board of Trustees without shareholder approval.


For purposes of Investment Restriction #11, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.


For purposes of Investment Restriction #14, the fund may invest more than 5% of its total assets in the securities of any one issuer only to the extent allowed under rule 2a-7 of the 1940 Act.


For purposes of Investment Restriction #15, the investment adviser currently interprets the term "commercial banks" to mean domestic branches of U.S. banks. Finally, CTRS will not invest more than 5% of its net assets valued at market at the time of purchase, in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.


CTRS may not issue senior securities, except as permitted by the 1940 Act.


CTEX may not:
         ---


 1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment (a) with respect to 75% of CTEX's total assets, more than 5% of CTEX's total assets would be invested in securities of the issuer, or (b) CTEX would hold more than 10% of any class of securities or of the total securities of the issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

 2. Enter into any repurchase agreement if, as a result, more than 10% of the value of CTEX's total assets would be subject to repurchase agreements maturing in more than seven days;

 3. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, CTEX may invest in securities secured by real estate or interests therein;

 4. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market (including securities of foreign issuers not listed on any recognized foreign or domestic exchange), or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of CTEX's total assets;


                         Money Market Funds -- Page 11

 5. Make loans to others, except for the purchase of debt securities, entering into repurchase agreements or making loans of portfolio securities;

 6. Sell securities short, except to the extent that CTEX contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales of securities;

 8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of CTEX's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes. In the event that the asset coverage for CTEX's borrowings falls below 300%, CTEX will reduce within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

 9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 5% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

10. Underwrite any issue of securities, except to the extent that the purchase of municipal securities directly from the issuer in accordance with CTEX's investment objective, policies and restrictions, and later resale, may be deemed to be an underwriting;

11.  Invest in companies for the purpose of exercising control or management;

12. Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that this shall not prevent the purchase of municipal securities which have "put" or "stand-by commitment" features;

15. Purchase or retain the securities of any issuer, if, to the knowledge of CTEX, those individual officers and Board members of CTEX, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

16. Invest more than 5% of the value of CTEX's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors;

17. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.


                         Money Market Funds -- Page 12

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.

For purposes of Investment Restriction #2, the fund will not enter into any repurchase agreement if, as a result, more than 10% of net assets would be subject to repurchase agreements maturing in more than seven days.


For the purpose of CTEX's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation securities is made by the Investment Adviser on the basis of the characteristics of the securities as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such securities. For purposes of investment restriction #13 the term "commodities contract" includes futures contracts.


Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.


For purposes of Investment Restriction #16, the fund may invest more than 5% of its total assets in the securities of any one issuer only to the extent allowed under rule 2a-7 of the 1940 Act.


NONFUNDAMENTAL POLICIES -- The following policies are nonfundamental and may be changed by the Board of Trustees without shareholder approval.


CTEX may not invest 25% or more of its assets in municipal securities the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects.


CTEX may invest no more than an aggregate of 20% of its total assets in industrial development securities. There could be economic, business or political developments which might affect all municipal securities of a similar category or type or issued by issuers within any particular geographical area or jurisdiction.


CTEX may not issue senior securities, except as permitted by the 1940 Act.


Finally, CTEX will not invest more than 5% of its net assets valued at market at the time of purchase, in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.


                         Money Market Funds -- Page 13

                            MANAGEMENT OF THE FUNDS

BOARDS OF TRUSTEES AND OFFICERS

                                    YEAR FIRST                                       NUMBER OF PORTFOLIOS
                        POSITION      ELECTED                                          WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE     A TRUSTEE      PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ OVERSEEN             HELD
     NAME AND AGE        FUNDS    OF THE FUNDS/1/          PAST FIVE YEARS                BY TRUSTEE              BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Trustee       1999         Corporate director and author;            14            Carnival Corporation
 Jr.                                                former U.S. Ambassador to
 Age: 70                                            Spain; former Vice Chairman,
                                                    Knight-Ridder, Inc.
                                                    (communications company);
                                                    former Chairman and Publisher,
                                                    The Miami Herald
                                                    ----------------
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Trustee    CMTA: 1976      Private investor; former                  19            Ducommun Incorporated;
 Christie                           CTEX: 1989      President and CEO, The Mission                          IHOP Corporation;
 Age: 71                            CTRS: 1991      Group (non-utility holding                              Southwest Water
                                                    company, subsidiary of                                  Company; Valero L.P.
                                                    Southern California Edison
                                                    Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Trustee       1994         Chairman of the Board and CEO,            12            Allegheny
 Age: 56                                            Ecovation, Inc. (organic waste                          Technologies;
                                                    management)                                             BF Goodrich;
                                                                                                            Teledyne Technologies
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Trustee    CMTA: 1989      Chairman of the Board and CEO,            16            None
 Age: 69                            CTEX: 1989      Senior Resource Group LLC
                                    CTRS: 1991      (development and management of
                                                    senior living communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Trustee    CMTA: 1994      President and CEO, Fuller                 14            None
 Age: 58                            CTEX: 1995      Consulting (financial
                                    CTRS: 1994      management consulting firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Trustee       1991         Chairman of the Board and CEO,            13            Sempra Energy;
 Age: 70                                            AECOM Technology Corporation                            Southwest Water
                                                    (engineering, consulting and                            Company
                                                    professional technical
                                                    services)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Trustee       1999         Principal, The Sanchez Family             12            None
 Age: 61                                            Corporation dba McDonald's
                                                    Restaurants (McDonald's
                                                    licensee)
-----------------------------------------------------------------------------------------------------------------------------------



                         Money Market Funds -- Page 14

                                                    PRINCIPAL OCCUPATION(S) DURING
                                     YEAR FIRST           PAST FIVE YEARS AND
                                       ELECTED              POSITIONS HELD           NUMBER OF PORTFOLIOS
                       POSITION       A TRUSTEE        WITH AFFILIATED ENTITIES        WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                       WITH THE    AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ OVERSEEN             HELD
   NAME AND AGE         FUNDS      OF THE FUNDS/1/           OF THE FUNDS                 BY TRUSTEE        BY TRUSTEE OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Chairman      CMTA: 1985       Executive Vice President and             17            None
 Jr.                  of the        CTEX: 1992       Director, Capital Research
 Age: 55              Boards and    CTRS: 1990       and Management Company;
                      Trustee                        Director, The Capital Group
                                                     Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Abner D.             President     CMTA: 1976       Senior Vice President and                12            None
 Goldstine            and           CTEX: 1989       Director, Capital Research
 Age: 74              Trustee       CTRS: 1991       and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Don R. Conlan        Trustee           1996         President (retired), The                  6            None
 Age: 68                                             Capital Group Companies,
                                                     Inc.*
-----------------------------------------------------------------------------------------------------------------------------------




                         Money Market Funds -- Page 15

                                                                                     PRINCIPAL OCCUPATION(S) DURING
                               POSITION         YEAR FIRST ELECTED                 PAST FIVE YEARS AND POSITIONS HELD
                               WITH THE             AN OFFICER                          WITH AFFILIATED ENTITIES
     NAME AND AGE               FUNDS             OF THE FUNDS/1/              OR THE PRINCIPAL UNDERWRITER OF THE FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Teresa S. Cook              Senior Vice               1991           Senior Vice President - Investment Management Group,
 Age: 52                      President                               Capital Research and Management Company
                         (CMTA and CTRS only)
-----------------------------------------------------------------------------------------------------------------------------------
 Neil L. Langberg            Senior Vice               1989           Vice President - Investment Management Group, Capital
 Age: 51                   President (CTEX                            Research and Management Company
                                only)
-----------------------------------------------------------------------------------------------------------------------------------
 Kristine M.                Vice President             2003           Vice President and Counsel - Fund Business Management Group,
 Nishiyama                                                            Capital Research and Management Company
 Age: 34
-----------------------------------------------------------------------------------------------------------------------------------
 Karen F. Hall                Assistant                1999           Vice President - Investment Management Group, Capital
 Age: 39                    Vice President                            Research and Management Company
                         (CMTA and CTRS only)
                                                -----------------------------------------------------------------------------------
------------------------------------------------
 Julie F. Williams            Secretary              CMTA: 1982       Vice President - Fund Business Management Group, Capital
 Age: 56                                             CTEX: 1989       Research and Management Company
                                                     CTRS: 1991
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman            Treasurer                2000           Vice President - Fund Business Management Group,
 Age: 34                                                              Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick     Assistant Secretary           1994           Assistant Vice President - Fund Business Management Group,
 Age: 40                                                              Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sharon G. Moseley       Assistant Treasurer           2003           Vice President - Fund Business Management Group, Capital
 Age: 36                                                              Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------


* Company affiliated with Capital Research and Management Company.
1 Trustees and officers of the funds serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                         Money Market Funds -- Page 16

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2003

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.     CMTA:   Over $100,000           Over $100,000
                                 CTRS: None
                          CTEX: $10,001 - $50,000
-------------------------------------------------------------------------------
 H. Frederick Christie                                     Over $100,000
                          CMTA: $50,001 - $100,000
                                 CTRS: None
                                 CTEX: None
-------------------------------------------------------------------------------
 Diane C. Creel              CMTA: $1 - $10,000          $10,001 - $50,000
                             CTRS: $1 - $10,000
                             CTEX: $1 - $10,000
-------------------------------------------------------------------------------
 Martin Fenton               CMTA: $1 - $10,000            Over $100,000
                                 CTRS: None
                             CTEX: Over 100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller           CMTA: $1 - $10,000          $50,001 - $100,000
                                 CTRS: None
                                 CTEX: None
-------------------------------------------------------------------------------
 Richard G. Newman           CMTA: $1 - $10,000            Over $100,000
                             CTRS: $1 - $10,000
                             CTEX: $1 - $10,000
-------------------------------------------------------------------------------
 Frank M. Sanchez            CMTA: $1 - $10,000          $10,001 - $50,000
                             CTRS: $1 - $10,000
                             CTEX: $1 - $10,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/2/
-------------------------------------------------------------------------------
 Don R. Conlan               CMTA: Over $100,000           Over $100,000
                                 CTRS: None
                                 CTEX: None
-------------------------------------------------------------------------------
 Abner D. Goldstine          CMTA: Over $100,000           Over $100,000
                            CTRS: Over $100,000
                          CTEX: $10,001 - $50,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.          CMTA: Over $100,000           Over $100,000
                          CTRS: $50,001 - $100,000
                                 CTEX: None
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" Trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).


                         Money Market Funds -- Page 17

TRUSTEE COMPENSATION -- No compensation is paid by the funds to any officer or Trustee who is a director, officer or employee of the investment adviser or its affiliates. Certain of each fund's unaffiliated Trustees may also serve as Board or Committee members for other American Funds whose Boards or Committees meet jointly with those of the funds. For joint Board or Contracts Committee meetings, each fund pays each Trustee a pro rata portion of an attendance fee of $2,520; for joint Nominating Committee meetings, each fund pays each Trustee a pro rata portion of an attendance fee of $1,200; and for joint Audit Committee meetings each fund pays each Trustee a pro rata portion of an annual attendance fee of $5,040. Several other American Funds meet jointly with the funds, but annual fees are paid by each fund individually. CMTA, CTRS and CTEX pay annual retainer fees of $6,500, $1,500 and $1,500, respectively. However, any unaffiliated Trustee who serves only CMTA, CTRS and CTEX and the funds with which they meet jointly and no other American Funds is paid annual compensation aggregating $50,000, a pro rata portion of which is paid by each of the funds which meet jointly.


The payment by the funds to certain unaffiliated Trustees of a larger per fund annual fee reflects the significant time and labor commitment required of any mutual fund Board member overseeing even one fund.


The Nominating Committee of the Board of Trustees, a Committee comprised exclusively of Trustees not affiliated with the investment adviser, reviews Trustee compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.


No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the funds. The funds also reimburse certain expenses of the Trustees who are not affiliated with the investment adviser.


TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2004

                                                                                                     TOTAL COMPENSATION (INCLUDING
                                                                          AGGREGATE COMPENSATION          VOLUNTARILY DEFERRED
                                                                          (INCLUDING VOLUNTARILY            COMPENSATION/1/)
                                                                         DEFERRED COMPENSATION/1/)     FROM ALL FUNDS MANAGED BY
                                 NAME                                         FROM THE FUNDS        CAPITAL RESEARCH AND MANAGEMENT
----------------------------------------------------------------------------------------------------  COMPANY OR ITS AFFILIATES/2/
                                                                                                    --------------------------------
 Richard G. Capen, Jr./3/                                                       $8,778/ /CMTA                   $122,268
                                                                                 3,778 CTRS
                                                                                 3,778 CTEX
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie                                                           9,489 CMTA                      271,430
                                                                                 4,489 CTRS
                                                                                 4,489 CTEX
------------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel/3/                                                               8,593 CMTA                       67,793
                                                                                   3,242 CTRS
                                                                                 3,242 CTEX
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                                8,262 CMTA                      232,030
                                                                                 3,262 CTRS
                                                                                 3,262 CTEX
------------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller                                                               8,779 CMTA                      174,705
                                                                                 3,779 CTRS
                                                                                 3,779 CTEX
------------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman                                                               8,214 CMTA                      144,770
                                                                                 3,214 CTRS
                                                                                 3,214 CTEX
------------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez                                                                8,677 CMTA                       69,293
                                                                                 3,326 CTRS
                                                                                 3,326 CTEX
------------------------------------------------------------------------------------------------------------------------------------




                         Money Market Funds -- Page 18

1 Amounts may be deferred by eligible Trustees under a nonqualified deferred compensation plan adopted by the funds in 1993/1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Trustees. Compensation for the fiscal year ended September 30, 2004, includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plans' adoption, the total amount of deferred compensation accrued by the funds (plus earnings thereon) through the 2004 fiscal year for participating Trustees is as follows: Richard G. Capen ($29,331
 - CMTA; $12,378 - CTRS and $14,340 - CTEX), Diana C. Creel ($8,186 - CMTA; $3,144 - CTRS, $3,145 - CTEX) and Martin Fenton ($8,933 - CMTA; $2,629 - CTRS
 and $1,963 - CTEX). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the funds until paid to the Trustees.

As of November 1, 2004, the officers and Trustees of each fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.


Each fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust (CMTA on March 1, 1976, CTRS on December 19, 1990 and CTEX on December 5, 1998).


Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.


Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for each fund.


CMTA has the following classes of shares: Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. CTRS has the following classes of shares: Class A, R-1, R-2, R-3, R-4 and R-5. CTEX has Class A and R-5 shares. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The R share classes are generally available only to retirement plans. Class R-5 shares are also


                          Money Market Funds -- Page 19
available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of CMTA and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of CMTA's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to CMTA's shares.


The funds do not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the funds will hold a meeting at which any member of the Board could be removed by a majority vote.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where each fund was organized, and California, where each fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the funds and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the funds or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of each fund and also provides for each fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under the Declaration of Trust, the Trustees, officers, employees or agents of each fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


COMMITTEES OF THE BOARD OF TRUSTEES -- The funds have an Audit Committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; and Leonard R. Fuller, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee provides oversight regarding the funds' accounting and financial reporting policies and practices, their internal controls and the internal controls of the funds' principal service providers. The Committee acts as a liaison between the funds' independent registered public accounting firm


                         Money Market Funds -- Page 20
and the full Board of Trustees. Two Audit Committee meetings were held during the 2004 fiscal year.


The funds have a Contracts Committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the funds and their investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the funds may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. Two Contracts Committee meetings were held during the 2004 fiscal year.


The funds have a Nominating Committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates independent Trustee candidates to the full Board of Trustees. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the funds, addressed to the funds' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2004 fiscal year.


PROXY VOTING PROCEDURES AND GUIDELINES -- The funds and their investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more


                          Money Market Funds -- Page 21

American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.


                         Money Market Funds -- Page 22

PRINCIPAL FUND SHAREHOLDERS -- The following tables identify those investors who own of record or are known by the funds to own beneficially 5% or more of any class of their shares as of the opening of business on November 1, 2004:


THE CASH MANAGEMENT TRUST

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class B         5.14%
 201 Progress Parkway
 Maryland Heights, MO  63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         5.41
 333 West 34th Street                                Class C         9.67
 New York, NY  10001-2402
----------------------------------------------------------------------------
 Dean Witter Reynolds                                Class B         6.02
 3 Harborside Plaza, 6th Floor
 Jersey City, NJ  07311-3907
----------------------------------------------------------------------------
 Optcapital LLC                                      Class F        38.80
 FBO F. Kenneth Bailey, Jr.
 North Carolina
----------------------------------------------------------------------------
 Optcapital LLC                                      Class F        14.31
 FBO Paul F. Ferguson, Jr.
 North Carolina
----------------------------------------------------------------------------
 Bisys Retirement Services FBO                       Class R-1       5.90
 Kabelin Hardware Co.
 700 17th Street, Suite 300
 Denver, CO  80202-3531
----------------------------------------------------------------------------
 MCB TR Services Custodian FBO                       Class R-1      12.24
 Akin & Porter Inc.
 700 17th Street, Suite 300
 Denver, CO  80202-3531
----------------------------------------------------------------------------
 Cruse/Scott/Henderson/Allen                         Class R-4       8.29
 2777 Allen Parkway, Floor 7
 Houston, TX  77019-2141
----------------------------------------------------------------------------
 Capital Group Master Retirement Plan                Class R-5      52.94
 c/o Capital Guardian Trust Company
 333 South Hope Street, Floor 49
 Los Angeles, CA  90071-1406
----------------------------------------------------------------------------



                          Money Market Funds -- Page 23

THE U.S. TREASURY MONEY FUND OF AMERICA

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Dehumidifier Corp.                                  Class R-1       6.68%
 P.O. Box 917
 Cedarburg, WI  53012-0917
----------------------------------------------------------------------------
 Counsel Trust Company TTEE                          Class R-1      39.14
 Fleming and Company Inc.
 235 Saint Charles Way, Suite 100
 York, PA  17402-4658
----------------------------------------------------------------------------
 MCB TR Services Cust. FBO                           Class R-1      16.85
 Jarrow Formulas Inc.
 700 17th Street, Suite 300
 Denver, CO  80202-3531
----------------------------------------------------------------------------
 Terrell B. Jones Defined Benefit Plan               Class R-1      12.98
 2404 Southbrook Court
 Arlington, TX  76006-3647
----------------------------------------------------------------------------
 CB&T Trustee For                                    Class R-3       6.28
 Stollberg Inc.
 c/o Fascorp
 8515 East Orchard Road, #2T2
 Greenwood Village, CO  80111-5002
----------------------------------------------------------------------------
 CB&T Trustee For                                    Class R-3       7.53
 RJF International Corporation
 c/o Fascorp
 8515 East Orchard Road, #2T2
 Greenwood Village, CO  80111-5002
----------------------------------------------------------------------------
 Circle Trust Company Cust.                          Class R-3      17.32
 Caribbean Pension Oriental
 1 Station Place
 Stamford, CT  06922-0001
----------------------------------------------------------------------------
 Bisys Retirement Services FBO                       Class R-3       7.74
 Digestive Healthcare
 700 17th Street, Suite 300
 Denver, CO  80202-3531
----------------------------------------------------------------------------
 Hansel Dealership Groups                            Class R-4       6.02
 Kerry P. Fenton
 California
----------------------------------------------------------------------------
 Mid-South Pulmonary Specialists                     Class R-4       8.12
 266 South Cleveland Street, Suite 203
 Memphis, TN  38104-3505
----------------------------------------------------------------------------
 Liqui-Mark Corp. & Affiliates                       Class R-4       6.75
 Lucy Alago
 New York
----------------------------------------------------------------------------
 Liqui-Mark Corp. & Affiliates                       Class R-4       5.65
 Socrates Ramirez
 New York
----------------------------------------------------------------------------
 Updike Kelly & Spellacy                             Class R-4       8.42
 Diane Zeppa
 Connecticut
----------------------------------------------------------------------------
 Updike Kelly & Spellacy                             Class R-4       5.05
 Angela M. Clapis
 Connecticut
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5       9.38
 PIM #1
 50 West Liberty Street, Suite 980
 Reno, NV  89501-1978
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5      40.46
 PIM #2
 50 West Liberty Street, Suite 980
 Reno, NV  89501-1978
----------------------------------------------------------------------------
 CB&T Trustee For                                    Class R-5      26.09
 Law Bulletin Publishing Company
 415 North State Street
 Chicago, IL  60610-4631
----------------------------------------------------------------------------
 Capital Group Master Retirement Plan                Class R-5      18.77
 c/o Capital Guardian Trust Company
 333 South Hope Street, Floor 49
 Los Angeles, CA  90071-1406
----------------------------------------------------------------------------



                         Money Market Funds -- Page 24

THE TAX-EXEMPT MONEY FUND

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5      11.88%
 PIM #3
 50 West Liberty Street, Suite 890
 Reno, NV  89501-1940
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5      13.94
 PIM #4
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5      10.28
 PIM #5
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5      10.22
 PIM #6
 50 West Liberty Street, Suite 890
 Reno, NV  89501-1940
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5       5.01
 PIM #7
 50 West Liberty Street, Suite 890
 Reno, NV  89501-1940
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5       5.33
 PIM #8
 50 West Liberty Street, Suite 890
 Reno, NV  89501-1940
----------------------------------------------------------------------------



                          Money Market Funds -- Page 25

INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENTS -- Each fund has an Investment Advisory and Service Agreement (the "Agreement") with the investment adviser which provides that the investment adviser shall determine which securities shall be purchased or sold by each fund and provides certain services to each fund.


The CMTA Agreement will continue in effect until May 31, 2005, unless sooner terminated. The CTRS Agreement will continue in effect until October 31, 2005, unless sooner terminated, and the CTEX Agreement will continue in effect until
October 1, 2005, unless sooner terminated. Each Agreement   may be renewed from
year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each fund, and (b) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In determining whether to renew the Agreement each year, the Contracts Committee of each fund's Board of Trustees evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Trustees. At their most recent respective renewal meetings on February 20 and August 9, 2004 and at their joint meeting on September 23, 2004, each Committee considered a variety of factors, including the quality of the services provided to the funds by the investment adviser, fees


                         Money Market Funds -- Page 26
and expenses borne by the fund, and the profitability to the investment adviser of its relationship to the fund. In arriving at their decision to renew the Agreement, the Committee met with representatives of the investment adviser, including relevant investment advisory personnel, and reviewed information prepared by management and by counsel to the fund and the independent Trustees.


The Committee noted that the investment results of CMTA were above the medians for its peer group for the one-year period ended December 31, 2003 and close to the median for the three-, five- and 10-year periods ended December 31, 2003. The investment results of CTEX and CTRS were close to the medians for their peer group for 2003 and for the three-, five- and 10-year periods ended June 30, 2004. They also noted that each fund's advisory fees and total expenses for 2003 as a percentage of its average net assets were below the medians of such fund's peer group and that, with respect to CMTA, CRMC is reimbursing the fund to the extent that annual operating expenses for Class A shares exceed 25% of gross income.


The Committee also considered the depth and quality of the investment adviser's research capabilities; the low turnover rates of its key personnel and the overall stability of its organization; the experience, capability and integrity of its senior management; and its commitment and systems in place to ensure a high level of compliance with applicable laws, rules and other requirements. In deliberating on these matters, the Committee was advised with respect to relevant legal standards by counsel to the fund and the independent Trustees, who are independent of the investment adviser. In arriving at a decision, the Trustees did not identify any single matter as controlling, and the summary above does not set forth all of the matters considered. The Committee judged the terms and conditions of the Agreement, including the investment advisory fees, in light of all the surrounding circumstances. Based on their review, the Committee concluded in the exercise of their business judgment, that each fund's advisory fees are fair, both absolutely and in comparison with those of other similar funds in the industry, that the funds' shareholders have received reasonable value in return for those fees, and that continuation of the Agreement was in the best interest of the fund's shareholders.


In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the funds' executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the funds' offices. The funds pay all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to their shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Trustees unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the funds; and costs of assembling and storing shareholder account data.


Capital Research and Management Company manages the investment portfolios and business affairs of the funds and receives an annual fee from each fund as follows:


                          Money Market Funds -- Page 27

     CMTA: 0.32% on the first $1 billion of average net assets; plus 0.29% on average net assets between $1 billion and $2 billion; plus 0.27% on average net assets in excess of $2 billion;

     CTRS: 0.30% on the first $800 million of average net assets; plus 0.285% on average net assets in excess of $800 million;

CTEX: 0.39% on the first $200 million of average net assets; plus 0.37% on average net assets between $200 million and $600 million; plus 0.33% on the portion of average net assets between $600 million and $1.2 billion; plus 0.29% on average net assets in excess of $1.2 billion.


For the fiscal years ended September 30, 2004, 2003, and 2002, the investment adviser received advisory fees, gross of any reimbursements or waivers, as follows:

                                                                                2004               2003                2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  CMTA                                       $23,838,000        $25,711,000         $20,307,000
-----------------------------------------------------------------------------------------------------------------------------------
                                  CTRS                                         1,782,000          2,184,000           1,572,000
-----------------------------------------------------------------------------------------------------------------------------------
                                  CTEX                                         1,494,000          1,408,000           1,276,000
-----------------------------------------------------------------------------------------------------------------------------------


The investment adviser has agreed to waive its fees by any amount necessary to assure that such expenses do not exceed applicable expense limitations in any state in which the funds' shares are being offered for sale.


CMTA. The Agreement provides that the investment adviser will reimburse CMTA for
----
any expenses incurred by the fund in any fiscal year, exclusive of interest, taxes, brokerage costs and extraordinary items such as litigation and acquisitions, to the extent such expenses exceed the lesser of 25% of gross income for the preceding year or the sum of (a) 1-1/2% of the average daily net assets of the preceding year up to and including $30 million, and (b) 1% of any excess of average daily net assets of the preceding year over $30 million. The investment advisory fee is included as an expense of CMTA and is subject to the expense limitation described in the preceding sentence. During the year ended September 30, 2004, reimbursements made by the investment adviser totaled $21,909,000. As a result, for the year ended September 30, 2004, the investment advisory services fee was $23,838,000, which was equivalent to an annualized rate of 0.28% of average daily net assets.


CTRS and CTEX. The investment adviser has agreed that in the event the expenses
-------------
of each fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to such fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse such fund in the amount of such excess.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the CTRS Agreement and CTEX Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of CTRS and CTEX.




                         Money Market Funds -- Page 28

For the fiscal year ended September 30, 2004, as a result of this waiver, CTRS and CTEX each reduced investment advisory fees by $7,000. As a result, the fee shown on CTRS' accompanying financial statements of $1,782,000, which was the equivalent of an annualized rate of 0.30%, was reduced to $1,775,000, or 0.29% of average daily net assets and the fee shown on CTEX's accompanying financial statements of $1,494,000, which was the equivalent of an annualized rate of 0.38%, was reduced to $1,487,000, or 0.38% of average daily net assets.


For all funds. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent the funds' management fees must be waived due to Class A share expense ratios exceeding the expense limitations described above, management fees will be reduced similarly for all classes of shares of the funds, or other Class A fees will be waived in lieu of management fees.


ADMINISTRATIVE SERVICES AGREEMENTS -- The Administrative Services Agreements (the "Administrative Agreements") between CMTA and the investment adviser relating to CMTA's Class C, F, R and 529 shares, between CTRS and the investment adviser relating to CTRS' Class R shares and between CTEX and the investment adviser relating to CTEX's Class R-5 shares will continue in effect until May 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. CMTA, CTRS and CTEX may terminate the Administrative Agreement at any time by vote of a majority of Trustees who are not interested persons of CMTA, CTRS or CTEX, as applicable. The investment adviser has the right to terminate each Administrative Agreement upon 60 days' written notice to CMTA, CTRS or CTEX, as applicable. Each Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under each Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of CMTA's Class C, F, R, Class 529 shares, CTRS' Class R shares and CTEX's Class R-5 shares. The investment adviser contracts with third parties, including American Funds Service Company, CMTA's, CTRS' and CTEX's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For CMTA's and CTRS' Class R-1, R-2 and R-3 shares, the investment adviser agreed to pay a portion of these fees. For the year ended September 30, 2004, the total fees paid by the investment adviser were $891,000 and $59,000, respectively.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the funds' applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the funds and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to CMTA's, CTRS' and CTEX's applicable share classes. Administrative services fees are paid monthly,


                          Money Market Funds -- Page 29
accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for CMTA's Class C, F and 529 shares and CMTA's and CTRS' Class R shares (excluding Class R-5 shares), as applicable, and 0.10% of the average daily net assets of CMTA's, CTRS' and CTEX's Class R-5 shares.


During the 2004 fiscal period, administrative services fees were:


------------------------------------------------------------------------------
              CMTA                    CLASS C               $158,000
                                      CLASS F                 25,000
                                    CLASS 529-A              193,000
                                    CLASS 529-B                3,000
                                    CLASS 529-C                9,000
                                    CLASS 529-E                9,000
                                    CLASS 529-F                5,000
                                     CLASS R-1                24,000
                                     CLASS R-2             1,998,000
                                     CLASS R-3               568,000
                                     CLASS R-4                75,000
                                     CLASS R-5                83,000
-------------------------------------------------------------------------------
              CTRS                   CLASS R-1                 2,000
                                     CLASS R-2               134,000
                                     CLASS R-3                38,000
                                     CLASS R-4                 4,000
                                     CLASS R-5                 5,000
-------------------------------------------------------------------------------
              CTEX                   CLASS R-5                17,000
-------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of each fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of each fund's shares.
 For Class B and 529-B shares of CMTA, the Principal Underwriter sells the rights to the 12b-1 fees paid by CMTA for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. CMTA also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and


                         Money Market Funds -- Page 30

529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. CMTA pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, CMTA pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, CMTA pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, CMTA pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.


Service fees received by the Principal Underwriter on sales of CMTA Class B shares during the fiscal years ended 2004, 2003 and 2002 were $15,000, $61,000 and $47,000, respectively. Service fees received by the Principal Underwriter on sales of CMTA Class 529-B shares during the fiscal years ended 2004, 2003 and 2002 were $270, $1,000 and $121, respectively. No compensation was paid to dealers.


Each fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Boards of Trustees and separately by a majority of the Trustees who are not "interested persons" of the funds and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreements. Potential benefits of the Plans to the funds include quality shareholder services; savings to the funds in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the funds are committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Boards of Trustees.


Under the Plans, each fund may annually expend the following amounts to finance any activity which is primarily intended to result in the sale of fund shares, provided each fund's Board of Trustees has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.15% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares (CMTA only), up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares (CMTA only), 0.90% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares (CMTA only), 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares (CMTA only), up to 0.75% of the average daily net assets attributable to Class 529-E shares; and (f) for Class F and 529-F shares (CMTA only), up to 0.50% of the average daily net assets attributable to Class F and 529-F shares, respectively. CTEX has not adopted a plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 assets.


For Class A (all funds) and 529-A shares (CMTA only): up to 0.15% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers.


For Class B and 529-B shares (CMTA only): (a) 0.15% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (b) 0.75%


                          Money Market Funds -- Page 31
is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares (CMTA only): (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares (CMTA only): currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares (CMTA only): currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


For Class R-1 shares (CMTA and CTRS only): (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares (CMTA and CTRS only): currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares (CMTA and CTRS only): currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares (CMTA and CTRS only): currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                      12B-1 EXPENSES               12B-1 LIABILITY

---------------          ACCRUED                     OUTSTANDING
               ------------------------------------------------------------
   CLASS A      $5,951,000        CMTA         $502,000          CMTA
                   564,000        CTRS           41,000          CTRS
                   183,000        CTEX           22,000          CTEX
---------------------------------------------------------------------------
   CLASS B       1,334,000        CMTA          117,000          CMTA
---------------------------------------------------------------------------
   CLASS C         826,000        CMTA           88,000          CMTA
---------------------------------------------------------------------------
   CLASS F          37,000        CMTA           12,000          CMTA
---------------------------------------------------------------------------
 CLASS 529-A        60,000        CMTA            7,000          CMTA
---------------------------------------------------------------------------
 CLASS 529-B        12,000        CMTA            1,000          CMTA
---------------------------------------------------------------------------
 CLASS 529-C        44,000        CMTA            5,000          CMTA
---------------------------------------------------------------------------
 CLASS 529-E        24,000        CMTA            2,000          CMTA
---------------------------------------------------------------------------
 CLASS 529-F         6,000        CMTA            1,000          CMTA
---------------------------------------------------------------------------
  CLASS R-1         94,000        CMTA            8,000          CMTA
                     7,000        CTRS            1,000          CTRS
---------------------------------------------------------------------------
  CLASS R-2      2,115,000        CMTA          209,000          CMTA
                   139,000        CTRS           13,000          CTRS
---------------------------------------------------------------------------
  CLASS R-3        889,000        CMTA           86,000          CMTA
                    63,000        CTRS            6,000          CTRS
---------------------------------------------------------------------------
  CLASS R-4        117,000        CMTA           13,000          CMTA
                     6,000        CTRS              454          CTRS
---------------------------------------------------------------------------



                         Money Market Funds -- Page 32

REIMBURSEMENT OF CERTAIN CLASS-SPECIFIC EXPENSES -- Due to lower short-term interest rates, the investment adviser has reimbursed class-specific expenses for CMTA's Class B, C, 529-B, 529-C, 529-E, 529-F, R-1, R-2 and R-3 shares and CTRS' R-1, R-2, R-3 and R-4 shares. For the year ended September 30, 2004, the total fees reimbursed by the investment adviser were $2,246,000 for CMTA and $144,000 for CTRS.


OTHER COMPENSATION TO DEALERS -- As of March 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC


                          Money Market Funds -- Page 33

     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the funds' portfolio transactions. Portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


The funds are required to disclose information regarding investments in the securities of their "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the


                         Money Market Funds -- Page 34
fund's most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the CMTA's most recent fiscal year, Banc of America Securities LLC and J.P. Morgan Securities Inc. were among the top 10 dealers that received the largest amount of brokerage commissions and/or that acted as principals in portfolio transactions with the fund. CMTA held debt securities of Bank of America Corp. and J.P. Morgan Chase & Co. in the amount of $49,983,000 and $124,832,000, respectively as of the close of its most recent fiscal year.

                                PRICE OF SHARES

Shares are purchased at the offering price (normally $1.00) or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the funds or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the funds. For more information about how to purchase through your intermediary, contact your intermediary directly.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


The valuation of each fund's portfolio securities and calculation of its net asset value are based upon the penny-rounding method of pricing pursuant to Securities and Exchange Commission regulations. Under the Securities and Exchange Commission regulations permitting the use of the penny-rounding method of pricing, each fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 13 months or less only (25 months or less in the case of U.S. government securities), and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks.


1. All securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. The maturities of variable or floating rate instruments, with the right


                          Money Market Funds -- Page 35
to resell them at an agreed-upon price to the issuer or dealer, are deemed to be the time remaining until the later of the next interest adjustment date or until they can be resold.

Other securities with more than 60 days remaining to maturity are valued at prices obtained from a pricing service selected by the Investment Adviser, except that, where such prices are not available or where the Investment Adviser has determined that such prices do not reflect current market value, they are valued at the mean between current bid and ask quotations obtained from one or more dealers in such securities.


Where market prices or market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees or a committee thereof. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of expense items; and

3. The net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share. The net asset value of each share will normally remain constant at $1.00.

In case of orders sent directly to a fund or American Funds Service Company, an investment dealer MUST be indicated. Any purchase order may be rejected by the Principal Underwriter or by the funds.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. Each fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, each fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, each fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer


                         Money Market Funds -- Page 36
or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by each fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although each fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, each fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS --- Dividends on fund shares will be reinvested in shares of the funds of the same class. Dividends distributed by the funds to a retirement plan currently are not taxable.


     DIVIDENDS -- Each fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest and net short-term capital gains, less expenses.

DAILY DIVIDENDS -- A dividend from net investment income is declared each day on shares of each fund. This dividend is payable to everyone who was a shareholder at the close of business the previous day. Accordingly, when shares are purchased dividends begin to accrue on the day following receipt by the Transfer Agent of payment for the shares; when shares are redeemed, the shares are entitled to the dividend declared on the day the redemption request is received by the Transfer Agent. Dividends are automatically reinvested in shares of the same class, on the last business day of the month, at net asset value (without sales charge), unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends.


Under the penny-rounding method of pricing (see "Purchase of Shares"), each fund rounds its per share net asset value to the nearer cent to maintain a stable net asset value of $1.00 per share. Accordingly its share price ordinarily would not reflect realized or unrealized gains or losses unless such gains or losses were to cause the net asset value to deviate from $1.00 by one half-cent or more. Pursuant to Securities and Exchange Commission regulations, the Trustees have undertaken, as a particular responsibility within their overall duty of care owed to shareholders, to assure to the extent reasonably practicable that each fund's net asset value per share, rounded to the nearer cent, will not deviate from $1.00. Among the steps that could be taken to maintain the net asset value at $1.00 when realized or unrealized gains or losses


                          Money Market Funds -- Page 37
approach one half-cent per share would be to reflect all or a portion of such gains or losses in the daily dividends declared. This would cause the amount of the daily dividends to fluctuate and to deviate from a fund's net investment income for those days, and could cause the dividend for a particular day to be negative. In that event a fund would offset any such amount against the dividends that had been accrued but not yet paid for that month. Alternatively, each fund has reserved the right to adjust its total number of shares outstanding, if deemed advisable by the Trustees, in order to maintain the net asset value of its shares at $1.00. This would be done either by regarding each shareholder as having contributed to the capital of the fund the number of full and fractional shares that proportionately represents the excess, thereby reducing the number of outstanding shares, or by declaring a stock dividend and increasing the number of outstanding shares. Each shareholder will be deemed to have agreed to such procedure by investing in a fund. Such action would not change a shareholder's pro rata share of net assets, but would reflect the increase or decrease in the value of the shareholder's holdings which resulted from the change in net asset value.


The funds do not ordinarily realize short- or long-term capital gains or losses on sales of securities. If a fund should realize gains or losses, it would distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. Although each fund generally maintains a stable net asset value of $1.00 per share, if the net asset value of shares of a fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would in effect be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. See also "Purchase of Shares" below.


STATE TAXES -- Information relating to the percentage of CTEX's income derived from securities issued in a particular state is provided after year end.


Since all of CTRS' dividends are expected to be attributable to income on U.S. Treasury securities, they are generally exempt from state personal income taxes. Also, some states do not have personal income taxes. CTRS believes that, as of the date of this publication, neither the District of Columbia nor any state imposes an income tax on dividends attributable to income on U.S. Treasury securities paid by the fund to individuals. However, other taxes may apply to dividends paid by CTRS to individual shareholders. Further, any distributions of capital gains may not be exempt from income taxes. Because tax laws vary from state to state and may change over time, you should consult your tax adviser or state tax authorities regarding the tax status of distributions from CTRS. Corporate shareholders may be subject to income tax or other types of tax on dividends they receive, even in those states that do not impose an income tax on distributions to individual shareholders of CTRS. Corporate shareholders should therefore seek advice from their tax adviser regarding the tax treatment of distributions from CTRS.

                CTEX -- ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional federal, state and local tax considerations generally affecting CTEX and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of CTEX or its shareholders, and the discussion here and in the funds' prospectus is not intended as a substitute for careful tax planning. Investors should consult their own tax advisers for additional details as to their particular tax situations.


                         Money Market Funds -- Page 38

CTEX is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of CTEX would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., employer-sponsored plans and IRAs). Such retirement plans would not gain any benefit from the tax-exempt nature of CTEX's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.


In addition, CTEX may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders.


Interest on the municipal securities purchased by CTEX is believed to be free from regular federal income tax based on opinions issued by bond counsel. However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion. In addition, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply with these limitations, or a determination by the IRS that the securities do not qualify for tax-exempt treatment, could cause the interest on the bonds to become taxable to investors retroactive to the date the bonds were issued. If this were to happen you may need to file an amended tax return.

The percentage of total dividends paid by CTEX with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for CTEX to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of CTEX's assets must consist of tax-exempt securities. Not later than 60 days after the close of its taxable year, CTEX will notify each shareholder of the portion of the dividends paid by CTEX to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. Shareholders are required by the Code to report to the federal government all exempt-interest dividends received from the fund. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under
Section 103 of the Code received by CTEX during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.


Interest on indebtedness incurred by a shareholder to purchase or carry CTEX shares is not deductible for federal income tax purposes if CTEX distributes exempt-interest dividends during the shareholder's taxable year. Although CTEX normally maintains a constant net asset value of $1.00 per share, in the event a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, and is sold or exchanged at a loss, such loss will be disallowed to the extent of the amount of such exempt-interest dividend.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


                          Money Market Funds -- Page 39

     CONTACTING YOUR INVESTMENT ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           155 Fifth Street, Sixth Floor
           San Francisco, CA 94106
           (ABA #121000248)


           For credit to the account of American Funds Service Company a/c# 4600-076178
           (fund name)
           (your fund acct. no.)

     You may obtain your account number by calling 800/421-1080. Please indicate an investment dealer on the account.

All investments are subject to the purchase minimums and maximums described in the prospectus. The funds and the Principal Underwriter reserve the right to reject any purchase order.


Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASES BY RETIREMENT PLANS -- Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the funds' prospectus and statement of additional information) authorized to sell the funds' shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R shares are also generally only available to


                         Money Market Funds -- Page 40
retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail nonretirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct/SM/ recordkeeping programs. Class B and C shares generally are not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans and money purchase pension and profit-sharing plans.


EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the funds' distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, beginning on January 12, 2005, certain redemptions may trigger a purchase block lasting 30 calendar days. The following transactions are exempt from this general purchase block policy:


     .Systematic redemptions (e.g., regular periodic automatic redemptions), where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption, will not result in future purchases being prevented.

     .Purchases (including purchases that are part of an exchange transaction) of shares having a value of less than $5,000 will not be prevented.

     .Systematic purchases (e.g., regular periodic automatic transactions, automatic reinvestments of dividends and capital gain distributions, and Statement of Intention escrow share redemptions), where the entity maintaining the shareholder account is able to identify the transaction as a systematic purchase, will not be prevented.


                          Money Market Funds -- Page 41

     .Purchase transactions involving transfers of assets, rollovers, Roth
          IRA conversions and IRA re-characterizations will not be prevented.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


CDSC WAIVERS FOR CLASS B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     .in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and


                         Money Market Funds -- Page 42

     .in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would


                          Money Market Funds -- Page 43
like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also


                         Money Market Funds -- Page 44
be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.


                          Money Market Funds -- Page 45

CHECKWRITING -- You may write checks for $250 or more against your Class A share account in the funds. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card. When the checks you write are presented to The Chase Manhattan Bank for payment, the bank will instruct the Transfer Agent to withdraw the appropriate number of shares from your account (provided payment for the shares has been collected). The bank's rules and regulations governing such checking accounts include the right of the bank not to honor checks in amounts exceeding the value of the account at the time the check is presented for payment. Each month canceled checks will be returned to you. Generally, you pay no fee for this check writing service; however, reasonable service charges for "regular or frequent use" of this service may be assessed in the future. This procedure enables you to continue earning daily income dividends on your money until your checks actually clear.


REDEMPTION OF SHARES -- Each fund's Declaration of Trust permits the funds to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of each fund may from time to time adopt.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY
 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $12,829,000, $812,000 and $132,000 by CMTA, CTRS and CTEX for Class A shares, respectively, and $180,000 for CMTA Class B shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as each fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements


                         Money Market Funds -- Page 46
included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent registered public accounting firm is reviewed and determined annually by the Board of Trustees.


INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, serves as counsel for the funds and for Trustees who are not "interested persons" (as defined by the 1940 Act) of the funds in their capacities as such. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the funds by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the funds' investment adviser or any of its affiliated companies. A determination with respect to the independence of the funds' "independent legal counsel" will be made at least annually by the independent Trustees of the funds, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The funds' fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The funds' annual financial statements are audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the funds. In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The funds and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which each fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the funds or on the ability of the investment adviser or Principal Underwriter to perform its contract with the funds. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.



                          Money Market Funds -- Page 47

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409




                         Money Market Funds -- Page 48

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.




                          Money Market Funds -- Page 49

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


                         Money Market Funds -- Page 50

INVESTMENT PORTFOLIO
September 30, 2004


                                                                                                       Principal       Market
                                                                                         Yield at         amount        value
SHORT-TERM SECURITIES - 99.98%                                                        acquisition          (000)        (000)

Certificates of deposit  -  3.93%
Societe Generale
  November 17, 2004                                                                         1.72%        $50,000      $49,995
State Street Bank & Trust
  October 12, 2004                                                                           1.56         50,000       50,000
  November 9, 2004                                                                           1.70         50,000       50,000
Toronto-Dominion Bank
  November 15, 2004                                                                          1.74         25,000       24,998
Wells Fargo Bank, N.A.
  October 1, 2004                                                                            1.55         50,000       50,000
  October 1, 2004                                                                            1.56         50,000       50,000
  October 4, 2004                                                                            1.54         75,000       75,000
Total certificates of deposit                                                                                         349,993

COMMERCIAL PAPER  -  77.56%
3M Co.
  October 28, 2004                                                                           1.68         15,000       14,980
Abbey National North America LLC
  November 16, 2004                                                                          1.74         50,000       49,882
Abbott Laboratories Inc. (1)
  October 21, 2004                                                                           1.61         30,000       29,972
  October 26, 2004                                                                           1.54         25,000       24,971
  November 18, 2004                                                                          1.75         35,000       34,917
  November 23, 2004                                                                          1.76         35,000       34,908
  November 30, 2004                                                                          1.77         25,000       24,925
ABN-AMRO North America Finance Inc.
  November 22, 2004                                                                          1.77         50,000       49,868
AIG Funding Inc.
  October 8, 2004                                                                            1.54         30,000       29,990
  October 18, 2004                                                                           1.54         30,000       29,977
  October 19, 2004                                                                           1.62         40,000       39,966
American Express Credit Corp.
  October 5, 2004                                                                            1.53         45,000       44,990
  October 6, 2004                                                                            1.51         25,000       24,994
  October 20, 2004                                                                           1.65         30,000       29,973
American Honda Finance Corp.
  October 4, 2004                                                                            1.53         10,000        9,998
  October 6, 2004                                                                            1.58         40,000       39,989
  October 12, 2004                                                                           1.60         13,500       13,493
  November 10, 2004                                                                          1.70         46,500       46,409
  November 18, 2004                                                                          1.75         45,000       44,891
Anheuser-Busch Cos. Inc. (1)
  October 25, 2004                                                                           1.66         25,000       24,971
  December 14, 2004                                                                          1.81         50,000       49,809
ANZ (Delaware) Inc.
  November 10, 2004                                                                          1.70         50,000       49,901
ANZ National (International) Ltd. (1)
  November 3, 2004                                                                           1.66         50,000       49,922
Bank of America Corp.
  October 8, 2004                                                                            1.50         50,000       49,983
Bank of Ireland (1)
  December 1, 2004                                                                           1.82        100,000       99,678
Bank of Nova Scotia
  October 8, 2004                                                                            1.50         50,000       49,983
  October 12, 2004                                                                           1.50         50,000       49,974
  November 16, 2004                                                                          1.74         25,000       24,942
Barclays U.S. Funding LLC
  November 8, 2004                                                                           1.75        100,000       99,811
BMW U.S. Capital Corp. (1)
  October 27, 2004                                                                           1.77         30,000       29,960
  November 22, 2004                                                                          1.77         45,000       44,883
BNP Paribas Finance Inc.
  October 6, 2004                                                                            1.59         75,000       74,980
  October 13, 2004                                                                           1.53         50,000       49,972
CAFCO, LLC (1)
  October 7, 2004                                                                            1.52         20,000       19,994
  October 15, 2004                                                                           1.62         25,000       24,983
  October 27, 2004                                                                           1.59         50,000       49,939
  November 17, 2004                                                                          1.80         25,000       24,940
Calyon North America Inc.
  October 1, 2004                                                                            1.52         30,000       29,999
  November 5, 2004                                                                           1.69         50,000       49,915
  November 8, 2004                                                                           1.66         50,000       49,906
Canadian Imperial Holdings Inc.
  October 19, 2004                                                                           1.58         25,000       24,979
  November 23, 2004                                                                          1.80         75,000       74,798
Caterpillar Financial Services Corp.
  October 12, 2004                                                                           1.55         35,000       34,982
  November 29, 2004                                                                          1.78         40,000       39,883
Caterpillar Inc. (1)
  October 19, 2004                                                                           1.75         25,000       24,977
CDC Commercial Paper Corp. (1)
  October 20, 2004                                                                           1.55         50,000       49,956
  October 21, 2004                                                                           1.55         50,000       49,954
ChevronTexaco Funding Corp.
  October 4, 2004                                                                            1.48         50,000       49,992
Ciesco LLC
  November 2, 2004                                                                           1.72         80,000       79,873
Clipper Receivables Co., LLC (1)
  October 8, 2004                                                                            1.60         20,000       19,993
  October 27, 2004                                                                           1.75         30,000       29,961
  November 3, 2004                                                                           1.79         15,000       14,975
  November 5, 2004                                                                           1.79         35,000       34,937
Coca-Cola Co.
  October 15, 2004                                                                           1.54        100,000       99,936
  October 26, 2004                                                                           1.55         30,000       29,965
  November 9, 2004                                                                           1.64         50,000       49,908
  November 30, 2004                                                                          1.77         20,000       19,939
DaimlerChrysler Revolving Auto Conduit LLC II
  October 28, 2004                                                                           1.66         35,000       34,955
  November 1, 2004                                                                           1.68         20,000       19,970
Danske Corp.
  October 25, 2004                                                                           1.62         50,000       49,944
  November 29, 2004                                                                          1.81         50,000       49,849
Dexia Delaware LLC
  November 23, 2004                                                                          1.78         50,000       49,864
Diageo Capital PLC (1)
  October 6, 2004                                                                            1.51         30,000       29,992
  October 20, 2004                                                                           1.54         30,000       29,974
DuPont (E.I.) de Nemours & Co.
  October 4, 2004                                                                            1.53         20,000       19,997
  October 18, 2004                                                                           1.62         30,000       29,976
  October 22, 2004                                                                           1.55        100,000       99,904
  November 23, 2004                                                                          1.78         42,700       42,587
Electricite de France
  November 5, 2004                                                                           1.63         50,000       49,917
Eli Lilly and Co. (1)
  November 10, 2004                                                                          1.69         54,300       54,195
European Investment Bank
  October 18, 2004                                                                           1.52         50,000       49,962
  November 8, 2004                                                                           1.65         50,000       49,908
Export Development Canada
  October 21, 2004                                                                           1.61         50,000       49,953
Exxon Project Investment Corp. (1)
  October 29, 2004                                                                           1.73         50,000       49,930
FCAR Owner Trust I
  October 13, 2004                                                                           1.56         30,000       29,982
  October 18, 2004                                                                           1.58         30,500       30,476
  November 16, 2004                                                                          1.75         50,000       49,883
  November 17, 2004                                                                          1.75         20,000       19,952
  November 19, 2004                                                                          1.76         20,000       19,950
Gannett Co. (1)
  October 21, 2004                                                                           1.71        100,000       99,900
General Electric Capital Services Inc.
  October 26, 2004                                                                           1.65         50,000       49,940
  November 19, 2004                                                                          1.77         50,000       49,877
  November 23, 2004                                                                          1.77         50,000       49,866
  December 6, 2004                                                                           1.79         50,000       49,826
HBOS Treasury Services PLC
  October 14, 2004                                                                           1.55         70,000       69,956
  October 27, 2004                                                                           1.61         50,000       49,940
Hershey Foods Corp. (1)
  October 22, 2004                                                                           1.52         40,000       39,962
Hewlett-Packard Co. (1)
  October 29, 2004                                                                           1.70         85,000       84,884
HSBC USA Inc.
  October 1, 2004                                                                            1.53         50,000       49,998
IBM Capital Inc. (1)
  October 6, 2004                                                                            1.50         35,000       34,991
  October 20, 2004                                                                           1.67         20,000       19,981
IBM Credit Corp.
  October 19, 2004                                                                           1.52         30,000       29,975
J.P. Morgan Chase & Co.
  October 22, 2004                                                                           1.57         50,000       49,952
  October 28, 2004                                                                           1.72         25,000       24,967
  November 5, 2004                                                                           1.75         50,000       49,913
KfW International Finance Inc. (1)
  November 3, 2004                                                                           1.63         50,000       49,928
  November 10, 2004                                                                          1.74         50,000       49,901
  November 17, 2004                                                                          1.71         50,000       49,882
Kimberly-Clark Worldwide Inc. (1)
  October 13, 2004                                                                           1.65         13,400       13,392
  October 27, 2004                                                                           1.73         24,000       23,969
Lloyds TSB Bank PLC
  October 18, 2004                                                                           1.56         50,000       49,961
  October 20, 2004                                                                           1.56         50,000       49,957
Mont Blanc Capital Corp. (1)
  October 12, 2004                                                                           1.59         30,000       29,984
  October 27, 2004                                                                           1.79         20,000       19,973
Nestle Capital Corp. (1)
  October 19, 2004                                                                           1.49         50,000       49,959
  November 22, 2004                                                                          1.74         30,000       29,921
NetJets Inc. (1)
  November 8, 2004                                                                           1.75         24,000       23,955
  November 12, 2004                                                                          1.75         21,000       20,956
  December 6, 2004                                                                           1.83         30,000       29,896
New Center Asset Trust
  October 22, 2004                                                                           1.60         45,000       44,956
New Center Asset Trust Plus
  October 5, 2004                                                                            1.53         35,000       34,992
  November 10, 2004                                                                          1.73         50,000       49,902
Old Line Funding, LLC (1)
  October 15, 2004                                                                           1.60         25,000       24,983
  October 26, 2004                                                                           1.67         40,000       39,952
Park Avenue Receivables Co., LLC (1)
  October 18, 2004                                                                           1.71         50,000       49,957
PepsiCo Inc. (1)
  October 19, 2004                                                                           1.67         25,000       24,978
  October 28, 2004                                                                           1.73         35,000       34,953
Pfizer Inc (1)
  October 6, 2004                                                                            1.53         50,000       49,987
  October 19, 2004                                                                           1.56         17,500       17,486
  October 25, 2004                                                                           1.62         25,000       24,972
  November 2, 2004                                                                           1.68         85,500       85,368
  November 18, 2004                                                                          1.77         22,000       21,947
Private Export Funding Corp. (1)
  October 21, 2004                                                                           1.73         36,000       35,964
Procter & Gamble Co. (1)
  November 1, 2004                                                                           1.73        100,000       99,846
  November 2, 2004                                                                           1.74         50,000       49,920
  November 17, 2004                                                                          1.75         50,000       49,883
Ranger Funding Co. LLC (1)
  October 19, 2004                                                                           1.72         40,000       39,964
  November 4, 2004                                                                           1.79         80,000       79,859
Receivables Capital Co., LLC (1)
  October 1, 2004                                                                            1.59         30,000       29,999
Shell Finance (U.K.) PLC
  October 1, 2004                                                                            1.50         25,000       24,999
  October 15, 2004                                                                           1.62         50,000       49,966
Societe Generale N.A. Inc.
  October 4, 2004                                                                            1.51         50,000       49,991
  November 18, 2004                                                                          1.78         40,000       39,904
Spintab AB (Swedmortgage)
  October 5, 2004                                                                            1.50         50,000       49,990
  November 9, 2004                                                                           1.73         50,000       49,903
  November 12, 2004                                                                          1.73         50,000       49,897
Stadshypotek Delaware Inc. (1)
  November 22, 2004                                                                          1.79         50,000       49,866
Svenska Handelsbanken Inc.
  November 15, 2004                                                                          1.72         50,000       49,888
Three Pillars Funding, LLC (1)
  October 1, 2004                                                                            1.61         50,000       49,998
  October 20, 2004                                                                           1.77         40,000       39,961
  October 26, 2004                                                                           1.78         35,000       34,955
Total Capital SA (1)
  October 4, 2004                                                                            1.62         50,000       49,991
  November 12, 2004                                                                          1.70         50,000       49,898
Toyota Motor Credit Corp.
  October 5, 2004                                                                            1.52         50,000       49,989
  October 26, 2004                                                                           1.67         30,000       29,964
  November 19, 2004                                                                          1.78         40,000       39,902
Toyota Credit de Puerto Rico Corp.
  October 26, 2004                                                                           1.76         30,000       29,962
Triple-A One Funding Corp. (1)
  October 4, 2004                                                                            1.66         25,000       24,995
  October 20, 2004                                                                           1.76         75,262       75,189
  October 25, 2004                                                                           1.61         25,000       24,972
UBS Finance (Delaware) LLC
  October 19, 2004                                                                           1.58         50,000       49,958
  November 24, 2004                                                                          1.81         50,000       49,863
Unilever Capital Corp. (1)
  November 15, 2004                                                                          1.75         50,000       49,888
Variable Funding Capital Corp. (1)
  October 12, 2004                                                                           1.67         50,000       49,972
  November 4, 2004                                                                           1.77         50,000       49,914
  November 19, 2004                                                                          1.80        100,000       99,750
Wal-Mart Stores Inc. (1)
  October 5, 2004                                                                            1.50         41,000       40,991
  October 12, 2004                                                                           1.54         49,000       48,975
  October 25, 2004                                                                           1.63         65,000       64,926
  October 26, 2004                                                                           1.74         15,000       14,981
  November 2, 2004                                                                           1.67         30,000       29,954
Total commercial paper                                                                                              6,906,448

FEDERAL AGENCY DISCOUNT NOTES  -  11.35%
Fannie Mae
  October 13, 2004                                                                           1.50         50,000       49,972
  October 14, 2004                                                                           1.51         50,000       49,970
  November 8, 2004                                                                           1.69         50,000       49,908
  November 9, 2004                                                                           1.73         50,000       49,904
Federal Farm Credit Banks
  October 18, 2004                                                                           1.62         50,000       49,960
  November 5, 2004                                                                           1.60         50,000       49,920
Federal Home Loan Bank
  October 20, 2004                                                                           1.55         47,200       47,151
  October 22, 2004                                                                           1.54         42,500       42,460
  October 27, 2004                                                                           1.60        105,000      104,876
  November 24, 2004                                                                          1.77         50,000       49,847
  November 26, 2004                                                                          1.78         50,000       49,860
Freddie Mac
  October 21, 2004                                                                           1.55         50,000       49,954
  October 25, 2004                                                                           1.58         28,500       28,470
  November 22, 2004                                                                          1.73         71,500       71,314
International Bank for Reconstruction and Development
  October 12, 2004                                                                           1.52         50,000       49,975
  November 19, 2004                                                                          1.71         50,000       49,881
  November 29, 2004                                                                          1.73         50,000       49,851
Sallie Mae (2)
  October 21, 2004                                                                           1.00         25,000       25,000
Tennessee Valley Authority
  October 7, 2004                                                                            1.52         42,500       42,487
  October 21, 2004                                                                           1.60         50,000       49,953
Total federal agency discount notes                                                                                 1,010,713

U.S. TREASURIES  -  7.14%
U.S. Treasury Bills
  October 7, 2004                                                                            1.36        211,800      211,747
  October 14, 2004                                                                           1.36        250,000      249,876
  October 28, 2004                                                                           1.42         75,000       74,921
  November 18, 2004                                                                          1.57         50,000       49,896
  November 26, 2004                                                                          1.68         50,000       49,882
TOTAL U.S. TREASURIES                                                                                                 636,322


TOTAL INVESTMENT SECURITIES (cost: $8,903,584,000)                                                                  8,903,476
Other assets less liabilities                                                                                           1,572

NET ASSETS                                                                                                         $8,905,048

(1) Restricted security that can be resold only to institutional investors. In practice, these securities are typically as liquid as unrestricted securities in the portfolio. The total value of all such restricted securities was $3,238,244,000, which represented 36.36% of the net assets of the fund.
(2) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2004                         (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market:
  (cost: $8,903,584)                                                                                         $8,903,476
 Cash                                                                                                             5,827
 Receivables for:
  Sales of fund's shares                                                                  $57,682
  Interest                                                                                    716
  Reimbursement of expenses from investment adviser                                         1,040                59,438
                                                                                                              8,968,741
LIABILITIES:
 Payables for:
  Repurchases of fund's shares                                                             60,639
  Dividends on fund's shares                                                                  252
  Services provided by affiliates                                                           2,685
  Deferred Trustees' compensation                                                              49
  Other fees and expenses                                                                      68                63,693
NET ASSETS AT SEPTEMBER 30, 2004                                                                             $8,905,048

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                                            $8,905,158
 Distributions in excess of net investment income                                                                    (2)
 Net unrealized depreciation                                                                                       (108)
NET ASSETS AT SEPTEMBER 30, 2004                                                                             $8,905,048

Shares of beneficial interest issued and outstanding - unlimited shares authorized, 8,905,156 total shares outstanding

                                                                                                            Net asset value
                                                                Net assets         Shares outstanding             per share

Class A                                                         $7,766,014                  7,766,109                 $1.00
Class B                                                            156,709                    156,711                  1.00
Class C                                                            104,107                    104,108                  1.00
Class F                                                             38,787                     38,788                  1.00
Class 529-A                                                        112,157                    112,158                  1.00
Class 529-B                                                          2,007                      2,006                  1.00
Class 529-C                                                          5,669                      5,669                  1.00
Class 529-E                                                          5,291                      5,291                  1.00
Class 529-F                                                          3,239                      3,239                  1.00
Class R-1                                                            9,868                      9,868                  1.00
Class R-2                                                          348,495                    348,499                  1.00
Class R-3                                                          210,514                    210,517                  1.00
Class R-4                                                           64,972                     64,973                  1.00
Class R-5                                                           77,219                     77,220                  1.00

See Notes to Financial Statements



STATEMENT OF OPERATIONS
for the year ended September 30, 2004                   (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest                                                                                                               $96,564

 Fees and expenses:
  Investment advisory services                                                                     $23,838
  Distribution services                                                                             11,509
  Transfer agent services                                                                           13,009
  Administrative services                                                                            3,265
  Reports to shareholders                                                                              386
  Registration statement and prospectus                                                                634
  Postage, stationery and supplies                                                                   2,020
  Trustees' compensation                                                                                56
  Auditing and legal                                                                                   132
  Custodian                                                                                            194
  State and local taxes                                                                                 13
  Other                                                                                                 52
  Total expenses before reimbursement                                                               55,108
   Reimbursement of expenses                                                                        25,046                30,062
 Net investment income                                                                                                    66,502

NET UNREALIZED
 DEPRECIATION ON INVESTMENTS                                                                                                 (89)

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                         $66,413

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                     (dollars in thousands)

                                                                                                       Year ended September 30
                                                                                                      2004                  2003
OPERATIONS:
 Net investment income                                                                             $66,502               $91,848
 Net unrealized depreciation
  on investments                                                                                       (89)                   (4)
  Net increase in net assets
   resulting from operations                                                                        66,413                91,844

DIVIDENDS PAID OR ACCRUED TO
 SHAREHOLDERS FROM NET INVESTMENT INCOME                                                           (66,502)              (91,828)

CAPITAL SHARE TRANSACTIONS                                                                         174,556                32,809

TOTAL INCREASE IN NET ASSETS                                                                       174,467                32,825

NET ASSETS:
 Beginning of year                                                                               8,730,581             8,697,756
 End of year                                                                                    $8,905,048            $8,730,581

See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Cash Management Trust of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality, short-term money market instruments.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          NET ASSET VALUE - The fund values its shares in accordance with Securities and Exchange Commission ("SEC") rules, using the penny-rounding method, which permits the fund to maintain a constant net asset value of $1.00 per share.

          SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONs

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income determined on a tax basis, which may differ from net investment income for financial reporting purposes. As of September 30, 2004, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund. As of September 30, 2004, the cost of investment securities for federal income tax purposes was $8,903,584,000.

During the year ended September 30, 2004, the fund reclassified $2,000 from distributions in excess of net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                                                                              $299
Gross unrealized appreciation on investment securities                                                             34
Gross unrealized depreciation on investment securities                                                          (142)
Net unrealized depreciation on investment securities                                                            (108)

Distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class                                       Year ended September 30, 2004              Year ended September 30, 2003
Class A                                                                $ 64,312                                   $ 90,058
Class B                                                                     173                                        252
Class C                                                                      86                                        127
Class F                                                                      90                                         67
Class 529-A                                                                 482                                        425
Class 529-B                                                                   1                                          1
Class 529-C                                                                   5                                          3
Class 529-E                                                                   7                                          7
Class 529-F                                                                   7                                          4
Class R-1                                                                    10                                          5
Class R-2                                                                   294                                        139
Class R-3                                                                   292                                        167
Class R-4                                                                   217                                         96
Class R-5                                                                   526                                        477
Total                                                                  $ 66,502                                   $ 91,828

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.320% on the first $1 billion of daily net assets and decreasing to 0.270% on such assets in excess of $2 billion. For the year ended September 30, 2004, the investment advisory services fee was $23,838,000, which was equivalent to an annualized rate of 0.278% of average daily net assets.

The Investment Advisory and Service Agreement also provides that CRMC will reimburse the fund's expenses to the extent that annual operating expenses for Class A shares exceed 25% of gross income. Expenses related to interest, taxes, brokerage commissions and extraordinary items are not subject to these limitations. Low income levels, caused by the decline in short-term interest rates, have resulted in expenses exceeding this limit. To the extent that management fees were reimbursed, they were reimbursed similarly for all share classes of the fund. During the year ended September 30, 2004, these reimbursements totaled $21,909,000. It is likely that expenses will continue to be reimbursed while short-term interest rates remain low. The amount of reimbursement during any period will vary in accordance with the fund's gross income and expense levels.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.15% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits. All share classes may use a portion (0.15% for classes A, B, 529-A and 529-B shares and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.15%                         0.15%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.15                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          0.90                          0.90
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended September 30, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2 and R-3. For the year ended September 30, 2004, the total fees paid by CRMC were $891,000. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended September 30, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $5,951           $12,829        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          1,334             180          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C           826           Included             $124                $34            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           37            Included              22                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         60            Included             152                 41                  $102
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         12            Included              2                   1                   1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         44            Included              7                   2                   4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         24            Included              7                   2                   5
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          6            Included              4                   1                   3
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          94            Included              14                 10             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2         2,115          Included             423                1,575           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          889           Included             281                 287            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          117           Included              70                  5             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              70                 13             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $11,509          $13,009            $1,176             $1,974                $115
         --------------------------------------------------------------------------------------------------------------

          Due to lower short-term interest rates, CRMC agreed to pay a portion of the class-specific fees and expenses. For the year ended September 30, 2004, the total fees paid by CRMC for classes B, C, 529-B, 529-C, 529-E, 529-F, R-1, R-2 and R-3 were $2,246,000.

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund. These amounts represent general, unsecured liabilities of the fund and vary according to the total return of the fund. Trustees' compensation in the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                                Sales(1)                     Reinvestments of dividends
                                                                      Amount         Shares                Amount         Shares
Year ended September 30, 2004
Class A                                                         $ 13,520,809     13,520,809              $ 61,845         61,845
Class B                                                              154,993        154,993                   157            157
Class C                                                              192,284        192,284                    77             77
Class F                                                              103,416        103,416                    82             82
Class 529-A                                                          108,238        108,238                   475            475
Class 529-B                                                            2,040          2,040                     1              1
Class 529-C                                                            5,325          5,325                     4              4
Class 529-E                                                            4,489          4,489                     7              7
Class 529-F                                                            3,316          3,316                     7              7
Class R-1                                                             30,040         30,040                     9              9
Class R-2                                                          1,008,066      1,008,066                   279            279
Class R-3                                                            546,922        546,922                   282            282
Class R-4                                                            163,157        163,157                   208            208
Class R-5                                                            184,623        184,623                   497            497
Total net increase
   (decrease)                                                   $ 16,027,718     16,027,718              $ 63,930         63,930

Year ended September 30, 2003
Class A                                                         $ 15,232,335     15,232,335              $ 86,266         86,266
Class B                                                              233,546        233,546                   232            232
Class C                                                              470,206        470,206                   112            112
Class F                                                              130,042        130,042                    36             36
Class 529-A                                                          115,515        115,515                   416            416
Class 529-B                                                            1,235          1,235                     1              1
Class 529-C                                                            4,360          4,360                     3              3
Class 529-E                                                            5,577          5,577                     6              6
Class 529-F                                                            3,376          3,376                     4              4
Class R-1                                                             17,203         17,203                     5              5
Class R-2                                                            852,833        852,833                   124            124
Class R-3                                                            567,375        567,375                   155            155
Class R-4                                                             62,875         62,875                    92             92
Class R-5                                                            116,674        116,674                   447            447
Total net increase
   (decrease)                                                   $ 17,813,152     17,813,152              $ 87,899         87,899




Share class                                                               Repurchases(1)                  Net (decrease) increase
                                                                      Amount           Shares              Amount         Shares
Year ended September 30, 2004
Class A                                                        $ (13,726,229)     (13,726,229)         $ (143,575)      (143,575)
Class B                                                             (171,364)        (171,364)            (16,214)       (16,214)
Class C                                                             (176,973)        (176,973)             15,388         15,388
Class F                                                              (72,052)         (72,052)             31,446         31,446
Class 529-A                                                          (85,852)         (85,852)             22,861         22,861
Class 529-B                                                           (1,117)          (1,117)                924            924
Class 529-C                                                           (3,117)          (3,117)              2,212          2,212
Class 529-E                                                           (3,819)          (3,819)                677            677
Class 529-F                                                           (2,402)          (2,402)                921            921
Class R-1                                                            (27,861)         (27,861)              2,188          2,188
Class R-2                                                           (865,474)        (865,474)            142,871        142,871
Class R-3                                                           (474,880)        (474,880)             72,324         72,324
Class R-4                                                           (124,548)        (124,548)             38,817         38,817
Class R-5                                                           (181,404)        (181,404)              3,716          3,716
Total net increase
   (decrease)                                                  $ (15,917,092)     (15,917,092)          $ 174,556        174,556

Year ended September 30, 2003
Class A                                                        $ (15,714,246)     (15,714,246)         $ (395,645)      (395,645)
Class B                                                             (218,968)        (218,968)             14,810         14,810
Class C                                                             (481,173)        (481,173)            (10,855)       (10,855)
Class F                                                             (133,112)        (133,112)             (3,034)        (3,034)
Class 529-A                                                          (60,929)         (60,929)             55,002         55,002
Class 529-B                                                             (517)            (517)                719            719
Class 529-C                                                           (1,894)          (1,894)              2,469          2,469
Class 529-E                                                           (2,336)          (2,336)              3,247          3,247
Class 529-F                                                           (1,063)          (1,063)              2,317          2,317
Class R-1                                                            (10,483)         (10,483)              6,725          6,725
Class R-2                                                           (669,787)        (669,787)            183,170        183,170
Class R-3                                                           (444,141)        (444,141)            123,389        123,389
Class R-4                                                            (37,312)         (37,312)             25,655         25,655
Class R-5                                                            (92,281)         (92,281)             24,840         24,840
Total net increase
   (decrease)                                                  $ (17,868,242)     (17,868,242)           $ 32,809         32,809

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2004, the custodian fee of $194,000 included $1,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)


                                                               Net asset                          Dividends
                                                                  value,               Net         from net          Net asset
                                                               beginning        investment       investment         value, end
                                                               of period          income(2)          income          of period
Class A:
 Year ended 9/30/2004                                              $1.00             $.008           $(.008)             $1.00
 Year ended 9/30/2003                                               1.00              .011            (.011)              1.00
 Year ended 9/30/2002                                               1.00              .013            (.013)              1.00
 Year ended 9/30/2001                                               1.00              .045            (.045)              1.00
 Year ended 9/30/2000                                               1.00              .055            (.055)              1.00
Class B:
 Year ended 9/30/2004                                               1.00              .001            (.001)              1.00
 Year ended 9/30/2003                                               1.00              .001            (.001)              1.00
 Year ended 9/30/2002                                               1.00              .005            (.005)              1.00
 Year ended 9/30/2001                                               1.00              .037            (.037)              1.00
 Period from 3/15/2000 to 9/30/2000                                 1.00              .027            (.027)              1.00
Class C:
 Year ended 9/30/2004                                               1.00              .001            (.001)              1.00
 Year ended 9/30/2003                                               1.00              .001            (.001)              1.00
 Year ended 9/30/2002                                               1.00              .004            (.004)              1.00
 Period from 3/16/2001 to 9/30/2001                                 1.00              .014            (.014)              1.00
Class F:
 Year ended 9/30/2004                                               1.00              .004            (.004)              1.00
 Year ended 9/30/2003                                               1.00              .006            (.006)              1.00
 Year ended 9/30/2002                                               1.00              .011            (.011)              1.00
 Period from 3/26/2001 to 9/30/2001                                 1.00              .017            (.017)              1.00
Class 529-A:
 Year ended 9/30/2004                                               1.00              .005            (.005)              1.00
 Year ended 9/30/2003                                               1.00              .007            (.007)              1.00
 Period from 2/15/2002 to 9/30/2002                                 1.00              .007            (.007)              1.00
Class 529-B:
 Year ended 9/30/2004                                               1.00              .001            (.001)              1.00
 Year ended 9/30/2003                                               1.00              .001            (.001)              1.00
 Period from 6/7/2002 to 9/30/2002                                  1.00              .001            (.001)              1.00
Class 529-C:
 Year ended 9/30/2004                                               1.00              .001            (.001)              1.00
 Year ended 9/30/2003                                               1.00              .001            (.001)              1.00
 Period from 4/2/2002 to 9/30/2002                                  1.00              .002            (.002)              1.00
Class 529-E:
 Year ended 9/30/2004                                               1.00              .002            (.002)              1.00
 Year ended 9/30/2003                                               1.00              .002            (.002)              1.00
 Period from 3/11/2002 to 9/30/2002                                 1.00              .004            (.004)              1.00
Class 529-F:
 Year ended 9/30/2004                                               1.00              .003            (.003)              1.00
 Year ended 9/30/2003                                               1.00              .004            (.004)              1.00
 Period from 9/16/2002 to 9/30/2002                                 1.00                 - (7)            - (7)           1.00




FINANCIAL HIGHLIGHTS (1)                                           (continued)



                                                               Net asset                          Dividends
                                                                  value,               Net         from net          Net asset
                                                               beginning        investment       investment         value, end
                                                               of period          income(2)          income          of period
Class R-1:
 Year ended 9/30/2004                                              $1.00             $.001           $(.001)             $1.00
 Year ended 9/30/2003                                               1.00              .001            (.001)              1.00
 Period from 5/29/2002 to 9/30/2002                                 1.00              .001            (.001)              1.00
Class R-2:
 Year ended 9/30/2004                                               1.00              .001            (.001)              1.00
 Year ended 9/30/2003                                               1.00              .001            (.001)              1.00
 Period from 5/21/2002 to 9/30/2002                                 1.00              .001            (.001)              1.00
Class R-3:
 Year ended 9/30/2004                                               1.00              .002            (.002)              1.00
 Year ended 9/30/2003                                               1.00              .002            (.002)              1.00
 Period from 6/4/2002 to 9/30/2002                                  1.00              .002            (.002)              1.00
Class R-4:
 Year ended 9/30/2004                                               1.00              .004            (.004)              1.00
 Year ended 9/30/2003                                               1.00              .006            (.006)              1.00
 Period from 6/27/2002 to 9/30/2002                                 1.00              .002            (.002)              1.00
Class R-5:
 Year ended 9/30/2004                                               1.00              .007            (.007)              1.00
 Year ended 9/30/2003                                               1.00              .009            (.009)              1.00
 Period from 5/15/2002 to 9/30/2002                                 1.00              .005            (.005)              1.00




FINANCIAL HIGHLIGHTS (1)

                                                                         Ratio of expenses   Ratio of expenses         Ratio of
                                                            Net assets,     to average net      to average net       net income
                                                  Total   end of period      assets before        assets after       to average
                                              return (3)   (in millions)    reimbursements   reimbursements (4)      net assets
Class A:
 Year ended 9/30/2004                              .84%          $7,766               .57%               .28%              .84%
 Year ended 9/30/2003                              1.05           7,910                .55                .23              1.05
 Year ended 9/30/2002                              1.35           8,305                .59                .59              1.33
 Year ended 9/30/2001                              4.63           7,075                .59                .59              4.48
 Year ended 9/30/2000                              5.66           5,417                .61                .61              5.53
Class B:
 Year ended 9/30/2004                               .12             157               1.34               1.02               .12
 Year ended 9/30/2003                               .13             173               1.38               1.14               .14
 Year ended 9/30/2002                               .53             158               1.40               1.40               .47
 Year ended 9/30/2001                              3.75              46               1.41               1.41              3.01
 Period from 3/15/2000 to 9/30/2000                2.73               1               1.43 (5)           1.43 (5)          5.21 (5)
Class C:
 Year ended 9/30/2004                               .10             104               1.51               1.05               .10
 Year ended 9/30/2003                               .12              89               1.55               1.16               .12
 Year ended 9/30/2002                               .40             100               1.55               1.51               .31
 Period from 3/16/2001 to 9/30/2001                1.40              13               1.55 (5)           1.55 (5)          2.05 (5)
Class F:
 Year ended 9/30/2004                               .41              39                .72                .71               .61
 Year ended 9/30/2003                               .55               7                .73                .73               .58
 Year ended 9/30/2002                              1.13              10                .77                .77              1.11
 Period from 3/26/2001 to 9/30/2001                1.71               4                .80 (5)            .80 (5)          3.09 (5)
Class 529-A:
 Year ended 9/30/2004                               .47             112                .67                .66               .48
 Year ended 9/30/2003                               .66              89                .62                .62               .61
 Period from 2/15/2002 to 9/30/2002                 .73              34                .60 (5)            .60 (5)          1.16 (5)
Class 529-B:
 Year ended 9/30/2004                               .10               2               1.53               1.06               .10
 Year ended 9/30/2003                               .12               1               1.52               1.13               .12
 Period from 6/7/2002 to 9/30/2002                  .09               - (6)            .47                .47               .08
Class 529-C:
 Year ended 9/30/2004                               .10               6               1.63               1.05               .10
 Year ended 9/30/2003                               .12               3               1.62               1.11               .11
 Period from 4/2/2002 to 9/30/2002                  .15               1                .79                .75               .12
Class 529-E:
 Year ended 9/30/2004                               .15               5               1.11                .98               .15
 Year ended 9/30/2003                               .22               5               1.11               1.05               .17
 Period from 3/11/2002 to 9/30/2002                 .39               1               1.09 (5)           1.09 (5)           .66 (5)
Class 529-F:
 Year ended 9/30/2004                               .28               3                .86                .85               .30
 Year ended 9/30/2003                               .43               2                .85                .85               .33
 Period from 9/16/2002 to 9/30/2002                 .04               - (6)            .03                .03               .04




FINANCIAL HIGHLIGHTS (1)                                            (continued)



                                                                          Ratio of expenses  Ratio of expenses         Ratio of
                                                            Net assets,     to average net      to average net       net income
                                                  Total   end of period      assets before        assets after       to average
                                                 return    (in millions)    reimbursements   reimbursements (4)      net assets
Class R-1:
 Year ended 9/30/2004                              .10%             $10              1.56%              1.03%              .10%
 Year ended 9/30/2003                               .12               8               1.61               1.08               .10
 Period from 5/29/2002 to 9/30/2002                 .10               1                .71                .51               .09
Class R-2:
 Year ended 9/30/2004                               .11             348               1.76               1.03               .11
 Year ended 9/30/2003                               .12             206               1.68               1.08               .11
 Period from 5/21/2002 to 9/30/2002                 .11              23                .57                .52               .11
Class R-3:
 Year ended 9/30/2004                               .16             211               1.12                .97               .16
 Year ended 9/30/2003                               .23             138               1.10               1.03               .17
 Period from 6/4/2002 to 9/30/2002                  .22              15                .37                .34               .22
Class R-4:
 Year ended 9/30/2004                               .43              65                .71                .70               .46
 Year ended 9/30/2003                               .55              26                .72                .72               .48
 Period from 6/27/2002 to 9/30/2002                 .23               1                .30                .19               .27
Class R-5:
 Year ended 9/30/2004                               .72              77                .42                .40               .75
 Year ended 9/30/2003                               .87              74                .41                .41               .84
 Period from 5/15/2002 to 9/30/2002                 .50              49                .16                .16               .50

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed expenses, as provided by the Investment Advisory and Service Agreement. During the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services. In addition, during some of the periods shown, due to lower short-term interest rates, CRMC agreed to pay a portion of the class-specific fees and expenses for some of the share classes.
(5) Annualized.
(6) Amount less than $1 million.
(7) Amount less than $.001.

See Notes to Financial Statements




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE  BOARD OF  TRUSTEES  AND  SHAREHOLDERS  OF THE CASH  MANAGEMENT  TRUST OF
AMERICA:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Cash Management Trust of America (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
October 29, 2004


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending September 30, 2004.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $8,877,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.